Exhibit 99.1

Delta: Leading the Way Goldman Sachs Lodging, Gaming, Restaurant and Leisure Conference June 4, 2019

1 Safe Harbor Statements in this presentation that are not historical facts, including statements regarding our estimates, expectations, beliefs, intentions, projections or strategies for the future, may be "forward - looking statements" as defined in the Private Securities Litigation Re form Act of 1995. All forward - looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the estimates, expectations, beliefs, intentions, projections and strategies reflected in or suggested by the forward - looking statements. Thes e risks and uncertainties include, but are not limited to, the cost of aircraft fuel; the availability of aircraft fuel; the impact of fu el hedging activity including rebalancing our hedge portfolio, recording mark - to - market adjustments or posting collateral in connection with our fuel hedge co ntracts; the performance of our significant investments in airlines in other parts of the world; the possible effects of accidents involvi ng our aircraft; breaches or security lapses in our information technology systems; disruptions in our information technology infrastructure; our depen den ce on technology in our operations; the restrictions that financial covenants in our financing agreements could have on our financial and busi nes s operations; labor issues; the effects of weather, natural disasters and seasonality on our business; the effects of an extended disruption in s erv ices provided by third parties; failure or inability of insurance to cover a significant liability at Monroe’s Trainer refinery; the impact of en vironmental regulation on the Trainer refinery, including costs related to renewable fuel standard regulations; our ability to retain senior management an d key employees; damage to our reputation and brand if we are exposed to significant adverse publicity through social media; the effects of te rro rist attacks or geopolitical conflict; competitive conditions in the airline industry; interruptions or disruptions in service at major airpo rts at which we operate; the effects of extensive government regulation on our business; the sensitivity of the airline industry to prolonged periods of s tag nant or weak economic conditions; uncertainty in economic conditions and regulatory environment in the United Kingdom related to the exit of the United Kingdom from the European Union; and the effects of the rapid spread of contagious illnesses. Additional information concerning risks and uncertainties that could cause differences between actual results and forward - looking statement s is contained in our Securities and Exchange Commission filings, including our Annual Report on Form 10 - K for the fiscal year ended December 31, 2018. Caution should be taken not to place undue reliance on our forward - looking statements, which represent our views only as of June 4, 2019, and which we have no current intention to update.

2 Delta is an Exceptional, Trusted Consumer Brand “ A brand is the intangible sum of a product’s attributes.” - David Ogilvy Source: W2O Group, April 2019 6

Delta is Uniquely Positioned to Meet Growing Demand for Experiences

Consumers increasingly look for connections to other people, places, and cultures



Industry passenger demand growing *faster* than GDP
4.7%
1.6%
2.9%
1.4%
2011
2012
2013
2014
2015
2016
2017
2018
GDP
Passengers



Experiential services are driving growth – particularly *air & foreign travel*
Growth in Personal Consumption Expenditures (2007-2017)
GDP: +35%
Overall PCE: +37%
+23%
+45%
+48%
+54%
+63%
Goods
Services
Experiential Services
Air Travel
Foreign Travel

Note: Industry passengers sourced from Air Transport Association/Airlines for America and includes all U.S. passenger airlines; Growth in Personal Consumption Expenditures, source McKinsey & Co. (December 2017)

DELTA

3

Increasingly Diversified Top Line Improves Resiliency

Momentum across the business with less reliance on Main Cabin product

- Larger portion of our revenue is now generated by more diverse, higher-margin revenue streams
- Since 2011, both premium ticket revenue and American Express have more than doubled, with strong future growth prospects
- Ancillary businesses are increasing in importance given strong growth potential and above-average margins

Total Revenue Components


2018
31%
48%
9%
5%
7%
2011
63%
18%
5%
8%
6%
Main Cabin
Premium Products
Loyalty Program
Travel-related services
Ancillary and cargo

Note: Ancillary businesses include MRO, DAL Global Services, Delta Private Jets, Delta Vacations, Delta Material Services, and Delta Flight Products; 2018 reflects new accounting standards; DAL Global Services was sold in 2018

DELTA
4

Strong Delta Brand Underpins Long-Term Relationship with American Express

More resilient co-brand revenue stream tied to consumer spending trends

- New multi-year agreement through 2029 sets stage to create industry's most valuable co-brand portfolio
  - Expect benefit to reach nearly $7 billion by 2023
- Co-brand program has continued to gain momentum with record card acquisition for the past 2 years

Delta-Amex Contribution


$1.5B
~$4.0B
Nearly
$7.0B
2011
2019E
2023E

DELTA

AMERICAN EXPRESS

DELTA 5

Returns to Shareholders Delta Delivers Again in 2017 6 Strong Financial Performance Supports Balanced Capital Allocation Adjusted Debt to EBITDAR $1.1B $5B+ 2011 2019E Targeting return of ~70% of FCF to owners with steady dividend growth $0 ~$ 2.5B 2011 2019E $1.6B 2011 2019E Free Cash Flow Consistent cash flow generation allows for significant investment in the business Note: N on - GAAP financial measures reconciled in Appendix 4.7X 2011 2019E Pre - Tax Income ~$3B – $4B 1.5x – 2.5x Running a reliable, customer - focused airline is producing strong profits and cash flows, allowing for improved balance sheet strength and increased return of capital to shareholders Expect 2019 will be 5th year with over $5B in pretax profits

The Delta Difference 7 + A Powerful Brand Unmatched Competitive Advantages Long - Term Value Creation Top - Line Growth Margin Expansion Balanced Capital Allocation Culture Global Network Customer Loyalty Operational Reliability Fortress Balance Sheet

Q&A

Non-GAAP Reconciliations

Non-GAAP Financial Measures

The following tables show reconciliations of non-GAAP financial measures. The reasons Delta uses these measures are described below. Reconciliations may not calculate due to rounding.

Delta sometimes uses information ("non-GAAP financial measures") that is derived from the Consolidated Financial Statements, but that is not presented in accordance with accounting principles generally accepted in the U.S. ("GAAP"). Under the U.S. Securities and Exchange Commission rules, non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. The tables below show reconciliations of non-GAAP financial measures used in this document to the most directly comparable GAAP financial measures.

Forward Looking Projections. The company is not able to reconcile certain forward looking non-GAAP financial measures because the adjusting items such as those used in the reconciliations below will not be known until the end of the period and could be significant.

Pre-Tax Income, adjusted

We adjust pre-tax income for restructuring and other and loss on extinguishment of debt for the reason described below.

Restructuring and other and Loss on extinguishment of debt. Because of the variability from period to period, the adjustments for these items are helpful to investors to analyze the company's recurring core performance in the period shown.

(in billions)	Year Ended December 31, 2011
GAAP	$ 0.8
Adjusted for:	
Restructuring and other	0.2
Loss on extinguishment of debt	0.1
Total adjustments	0.3
Non-GAAP	$ 1.1

DELTA 9

10 Non - GAAP Reconciliations Free Cash Flow We present free cash flow because management believes this metric is helpful to investors to evaluate the company's ability t o g enerate cash that is available for use for debt service or general corporate initiatives. Adjustments include: Net purchases of short - term investments and other. Net purchases of short - term investments represent the net purchase and sale activity of investments and marketable securities i n the period, including gains and losses. We adjust free cash flow for this activity, net, to provide investors a better understand ing of the company's free cash flow position core to operations. Year Ended December 31, 2011 2.8$ (1.5) 0.3 1.6$ (in billions) Net cash provided by operating activities Net cash used in investing activities Total free cash flow Adjustments: Net purchases of short-term investments and other

11 Non - GAAP Reconciliations Adjusted Debt to EBITDAR We present adjusted debt to EBITDAR because management believes this metric is helpful to investors in assessing the company’ s o verall debt profile. Adjusted debt includes operating lease liabilities. We calculate EBITDAR by adding depreciation and amortization to GAAP operating income and adjusting for the fixe d p ortion of operating lease expense. December 31, 2011 14$ Plus: Operating lease liability 10 24$ Year Ended (in billions) December 31, 2011 GAAP operating income 2$ Adjusted for: Depreciation and amortization 2 Fixed portion of operating lease expense 1 EBITDAR 5$ Adjusted Debt to EBITDAR 4.7x Adjusted debt and capital lease obligations (in billions) Debt and capital lease obligations